September 30 2021 siriuspt.com Q3: INVESTOR PRESENTATION 1

2 DISCLAIMER Forward‐ Looking Statements We make statements in this presentation that are “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act  of 1995. The Company cautions you that the forward‐looking information presented in this press release is not a guarantee of future events, and  that actual events may differ materially from those made in or suggested by the forward‐looking information contained in this press release. In  addition, forward‐looking statements generally can be identified by the use of forward‐looking terminology such as “may,” “plan,” “seek,”  “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or  similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and  unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in  the forward‐looking statements are the following: the costs, expense and difficulties of the integration of the operations of Sirius International  Insurance Group, Ltd.; the impact of the novel coronavirus (COVID‐19) pandemic or other unpredictable catastrophic events; fluctuations in our  results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expenses reserves; the effects of  global climate change; periods characterized by excess underwriting capacity and unfavorable premium rates; reduced returns or losses in  SiriusPoint’s investment portfolio; adverse changes in interest rates, foreign currency exchange rates, equity markets, debt markets or market  volatility; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to  SiriusPoint;  SiriusPoint’s significant deferred tax assets, which could become devalued if either SiriusPoint does not generate sufficient future  taxable income or applicable corporate tax rates are reduced; the lack of availability of capital; future strategic transactions such as acquisitions,  dispositions, mergers, investments or joint ventures; technology breaches; our concentrated exposure in Third Point Enhanced LP (the “TP  Enhanced Fund”) whose investment strategy may bear substantial investment risks; conflicts of interest among various members of TP Enhanced  Fund, Third Point LLC and SiriusPoint; and other risks and uncertainties listed in the Company's Quarterly Report on Form 10‐Q for the quarters  ended March 31, 2021, June 30, 2021, and September 30, 2021, and any subsequent reports filed with the Securities and Exchange Commission.  All forward‐looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward‐ looking statements, whether as a result of new information, future events or otherwise.. Non‐GAAP Financial Measures This presentation may also contain non‐ GAAP financial information. SiriusPoint’s management uses this information in its  internal analysis of results and believes  that this information may be informative  to investors in gauging the quality of  SiriusPoint’s financial performance,  identifying trends in our results and  providing meaningful period‐to‐period  comparisons. Book value per share  metrics are non‐GAAP financial measures,  and there are no comparable GAAP  measures. We believe that long‐term  growth in book value per share is an  important measure of our financial  performance because it allows our  management and investors to track over  time the value created by the retention of  earnings. In addition, we believe this  metric is used by investors because it  provides a basis for comparison with  other companies in our industry that also  report a similar measure.

CONTENTS 3 4 SIRIUSPOINT: A STRONG GLOBAL  REINSURER 5 SIRIUSPOINT CREATION : THE MERGER  OF THIRD POINT RE AND SIRIUS  INTERNATIONAL INSURANCE GROUP 6-7 EXECUTIVE LEADERSHIP TEAM AND  UNDERWRITING SEGMENT LEADERS  15 INSURANCE AND SERVICES 9-10 OUR MISSION, PURPOSE AND VALUES 11 OVERVIEW OF SIRIUSPOINT: KEY  HIGHLIGHTS 12 THREE PILLAR STRATEGY 8 PROVEN BOARD WITH A FOCUS ON  SOUND GOVERNANCE 13 BUSINESS SEGMENTS 16 Q3 INVESTMENT PORTFOLIO 17 GROWING OUR BUSINESS AND  CREATING VALUE 18 -19 APPENDIX: SIRIUSPOINT LTD. ISSUED  CAPITAL INSTRUMENTS

 With more than $3 billion total capital, we are a fast‐moving, responsive  partner, that combines best‐in‐class underwriting and risk management with  pioneering ideas.  Our proven management team brings diversity of thought and experience to  our business, with a focus on underwriting profitability.  We write a global portfolio of Accident & Health, Specialty, and Property   across our reinsurance franchise, combining data and creative thinking to  underwrite risks with skill and discipline.  SiriusPoint underwrites primary insurance in a growing number of sectors  including A&H and Environment . We also work with high quality MGUs and  MGAs globally to access specialty insurance business.  We have a global platform, local talent and long‐standing relationships.  We are committed to seeking out new ways to create value for the people and  businesses we serve, leveraging technology to improve the way we manage  risk, use data, and develop new strategic opportunities. SIRIUSPOINT: A STRONG GLOBAL (RE)INSURER 4

PROVEN BOARD WITH A FOCUS ON SOUND GOVERNANCE 5  The SiriusPoint Board is comprised of individuals with deep industry and business experience,  including two new appointments which were announced upon the closing of the merger.  More than a majority of the SiriusPoint directors are "independent" under New York Stock Exchange  rules, and key committees of the Board, including the Audit, Compensation and Governance &  Nomina ng commi ees, are comprised exclusively of independent directors.   Since the merger, SiriusPoint leadership has focused on enhancing its corporate governance policies,  developing a robust group compliance program and aligning its business and operations with ESG  principles.

EXECUTIVE LEADERSHIP TEAM Monica Cramér Manhem President, International Reinsurance Vievette Henry Chief People Officer Prashanth Gangu Chief Operating Officer and President,  Insurance and Services 6

UNDERWRITING LEADERS 7

SIRIUSPOINT CREATION - MERGER

- Third Point Reinsurance Ltd.'s ("TPRe") merger with Sirius International Insurance Group, Ltd. ("Sirius") in February 2021, created a diversified company with an attractive business profile backed by a strong balance sheet
- Transformational transaction which has created a global, diversified (re) insurance franchise with presence across A&H, property, liability and specialty lines
- Enhanced scale and underwriting capabilities, well-positioned for profitable growth
- Reconstituted strategic partnership with Third Point LLC, with the continuation of strong investment returns
- Strong capitalization with further ability to reposition risk profile
- Proven management team with focus on underwriting profitability
- CMIH, previously Sirius' majority shareholder, owns 34% of SiriusPoint, with a 9.9% voting cap[1]



Note: (1) Does not include potential impact of dilutive instruments

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SIRIUSPOINT MISSION, PURPOSE… 9 Mission It is our mission to be an exceptionally  innovative partner, combining data and  creative thinking to underwrite risks  with skill and discipline, building a  sustainable business for all. Purpose Our purpose is to help our  customers and communities  grow and thrive. To support  them when they need it the  most.

SIRIUSPOINT VALUES Be Yourself We celebrate the diversity of our people and foster an environment that is  supportive and fun, to encourage everyone to bring their whole selves to work  every day, to enjoy what they do and take pride in themselves, their role, and the  company. Be Entrepreneurial We encourage each other to seek out innovative ways to create value for the  people and businesses that we support. In a culture where ideas and opinions are  openly shared, we apply our skill and passion to make a positive impact, helping  us all to move forward, grow, and succeed. Be Open We always speak our minds and do the right thing. Bravery, collaboration, and  honesty are at the core of everything we do, ensuring we build open, trusted, and  valuable relationships. Be Pioneering We challenge convention, and explore new and better solutions for our  customers, partners, and communities. It is our responsibility to discover, learn  and adapt, to support others in the ever‐changing global environment. 10

Financial Strength Ratings >$3 Billion Total GAAP capital1 >$7 Billion Total investments  & cash 2 $2.3 Billion Gross premiums  written 3 Clients in nearly 150 countries >8,000 Treaties & Accounts >75 Years of history >12 Insurtech & MGA Partnerships ~1,000 Employees  (including MGUs) 4 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS 11 Note: Information is accurate as at September 30 2021 unless otherwise indicated. (1) Total GAAP capital includes common and preferred equity, and debt; (2) Including restricted cash, (3) Proforma data as of  December 31 2020, (4)  International Medical Group and ArmadaCorp Capital A- AM Best A- Fitch A- S&P

THREE PILLAR STRATEGY SiriusPoint’s three pillar strategy is designed to unlock the potential that exists within SiriusPoint as we strive to improve  the Company’s profitability by being best‐in‐class capital allocators, better managing our risk, growing higher margin,  differentiating businesses and investing in technology.  1. FOCUS AND  STABILIZE  Focus and stabilize the company's core insurance and reinsurance business through profitable underwriting   Be disciplined in managing our balance sheet and optimizing our capital allocation  Re‐assess our portfolio and boost profitability while lowering the volatility of the book 2. REVITALIZE  AND  GROW  Revitalize and grow our core insurance and reinsurance books  Continuously allocate our capital to the best opportunities and react quickly as market conditions change by product and region   Be nimble and react to changing market conditions to take advantage of dislocations 3. MODERNIZE  AND  BREAKOUT  Leverage technology and build alternative business models to respond to how the world and risk are changing, optimizing our  Global platform by partnering with and investing in innovative businesses and teams in the insurance industry  Assess and re‐work our platform so that it is more efficient and ready for higher growth  Build a strong technology foundation to grow productive for our client partners and our investors 12

BUSINESS SEGMENTS 13 Accident & Health Insurance and Reinsurance Underwriting A&H insurance, as well as medical, travel and personal accident reinsurance International Medical Group, Inc. (“IMG”) full‐service global health and travel insurance, and assistance ArmadaCorp Capital, LLC (“Armada”) U.S. supplemental medical insurance Specialty Aviation & Space aviation operations and satellite insurance Marine & Energy marine reinsurance and yacht insurance Credit short‐term commercial credit and bond reinsurance Contingency event cancellation and non‐appearance Casualty cross section of all casualty lines including general liability, umbrella, auto,  workers compensation, professional liability and others Environmental insurance for pollution coverage Mortgage mortgage reinsurance & retrocession  Property Property Catastrophe Excess Reinsurance covers losses from catastrophic events Agriculture Reinsurance reinsurance coverage includes coverage for Gov’t‐sponsored multi‐peril  crop insurance Property Risk and Pro Rata Runoff & Other

 Global Platform SiriusPoint is a leading global reinsurer. We offer treaty and facultative  reinsurance through our network of international branch offices, our Lloyd's  Syndicate and our platforms in the U.S. and Bermuda. We access profitable  business by leveraging our relationships with local and international insurers  and brokers.  Managing Risk We have conducted a line‐by‐line portfolio review to ensure the strength of  our reinsurance book. We are making strong progress managing our book  and exiting risks that no longer fit our risk profile or where we do not see  attractive risk adjusted returns.   Profitable Underwriting Our focus is on profitable and sustainable underwriting, to be a partner of  choice for clients and brokers and to add value for our investors.  REINSURANCE 14

Grow capital‐light, well positioned A&H business  (incl. Employer Stop Loss, Life Re, voluntary benefits, and wholly owned  MGA/MGU IMG and Armada etc.) Grow via partnerships  Our playbook involves structuring multi‐year partnerships that include  taking an investment stake and offering the use of paper, balance sheet  capacity, product expertise, actuarial support and MGA operations  support. Launch new products Form strategic partnerships with innovative fast‐growing tech‐native  companies with a competitive moat – they are coming up with creative  solutions to address customer needs. Examples INSURANCE AND SERVICES Focus Areas We aspire to grow Insurance and Services by investing in our A&H segment, partnering with  exceptional MGAs, and supporting the launch of new businesses and products. 15

SIRIUSPOINT INVESTMENT PORTFOLIO 3Q 2021 16Note (1) . Risk Assets includes TP Enhanced, TP Venture, Strategic Investments and SG Legacy Alternatives. (2) Fixed Income and Cash & Cash Equivalent includes debt securities and  unrestricted cash and cash equivalents. (3) Collateral Assets includes restricted securities and restricted cash and cash equivalents  Investment strategy to achieve long‐term total return with  prudent risk management  Investment portfolio heavily weighted towards traditional  fixed income, cash, and cash equivalents to support  policyholder liabilities with regulatory and collateral  requirements  Strong partnership with Third Point LLC with positions in their  long/short equity, credit and venture funds  Incubation of and partnership with MGA and Insurtech  companies 27% 40% 33% Risk Assets Fixed Income and Cash & Cash Equivalents Collateral Assets 1 2 3

Transitioning to a Specialty (Re)insurer Attracting experienced talent Expanding into higher margin business lines Improving profitability Capital markets expertise to drive value via strategic  partnerships Best‐in‐class investment   manager Designed to deliver attractive   risk adjusted returns VISION: TO GROW OUR BUSINESS, CREATE VALUE AND POSITIVELY IMPACT A CHANGING WORLD BY BEING THE MOST ADAPTIVE (RE)INSURER IN THE MARKET GROWING OUR BUSINESS AND CREATING VALUE 17

PRESENTATION TITLE OES HERE 18 18 APPENDIX: SIRIUSPOINT LTD. ISSUED CAPITAL INSTRUMENTS

SIRIUSPOINT LTD. ISSUED CAPITAL INSTRUMENTS

as of September 30, 2021

Instrument	Number Outstanding (millions)	Face Amount ($, millions)	3Q Ending FV ($, millions)	3Q FV Change ($, millions)	Maturity	Rating	Listing	Notes
Basic common shares	158[1]	-	-	-	-	-	NYSE - ticker **SPNT**	CM Bermuda currently holds 34% of common shares with 9.9% voting cap. Lock ups expire: 1/3rd October 9, 2021, 1/3rd February 26, 2022, and 1/3rd May 22, 2022
Contingent value rights	5	-	$26.1	$3.2	2/26/2023	-	OTCQX - ticker **SSPCF**	$13.73 minus VWAP*0.743 per share to be paid out in cash at 2nd anniversary of transaction 3Q FV change - trading price of $5.70 vs. 2Q of $5.00
Upside rights	-	Shares equal to $100	$0.0	($1.6)	2/26/2022	-	-	$100m if SPNT trades >$20 for any 30 trading day period before February 26, 2022 3Q FV change – over 1/3rd of period has expired and stock price has decreased (must hit $20 to have value)
Warrants	21	-	$40.1	($10.3)	2/26/2026	-	Pink Sheet - ticker **SSPFF**	$11 strike price[2] 3Q FV change – due to share price decrease and period to exercise eroding
Preference shares - Series A	12	-	$31.2	($7.2)	2/26/2024	-	-	Current estimated Covid adjustment 3Q FV Change – More shares are surrendered when share price is lower
Preference shares - Series B	8	$200	-	-	Perpetual NC5	BB+ (S&P, Fitch)	NYSE - ticker **SPNT-PB**	8% dividend per annum
SEK-denominated sub debt	-	SEK 2,750	-	-	2047	BB+ (S&P, Fitch)	Irish Stock Exchange	STIBOR + 4% coupon
Sirius senior debt	-	$400	-	-	2026	BBB (S&P), BBB- (Fitch)	Bermuda Stock Exchange	4.6% coupon
TPRe senior debt	-	$115	-	-	2025	BBB- (AMB)		7% coupon
Subtotal			**$97.4**	**($15.9)**				
TPRe private warrants	4	-	$4.4	($1.9)	11/5/2023	-	-	$13 strike price
Sirius public warrants	4	-	$1.6	($1.0)	10/27/2023	-	-	$18.89 strike price
Total			**$103.4**	**($18.8)**				Fair value reflects total liability classified financial instruments

Notes: [1] Excludes unvested restricted shares. [2] In relation only to the warrants issued as consideration.

Summary terms only presented here. For the full terms and conditions of each of the above securities, please see SiriusPoint's final joint proxy statement / prospectus, filed on October 23, 2020, and our other SEC filings, which can be found in the Investor Relations section of www.siriuspt.com. For the full terms and conditions of Sirius Group's sub-debt and senior-debt, please see Sirius Group's historical SEC filings.

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THANK YOU 20